Exhibit 99.1

The Rebirth of The Blend

Disclaimer

DE International Holdings B.V. has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for the offering to which this communication relates. You should read the prospectus in that registration statement and other documents DE International Holdings B.V. has filed with the SEC for more complete information about DE International Holdings B.V. and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www. sec.gov . Alternatively, you can obtain a copy of the prospectus by writing to DE International Holdings at: DE International Holdings, Attn: Investor Relations, Vleutensevaart 100, Utrecht, 3532 AD, . The Netherlands or by sending an email to coffeeteaco@saralee. com These materials do not constitute an offer to acquire securities or a prospectus within the meaning of the Dutch Financial Markets Supervision Act (Wet op het financieel toezicht) . In connection with the admission to trading on NYSE Euronext in Amsterdam, a prospectus approved by the Netherlands Authority for the Financial Markets (Stichting Autoriteit Financiële Markten or “AFM”) will be made generally available in The Netherlands. Any investor should make his investment decision solely on the basis of the information contained in the prospectus. When made generally available, copies of the AFM? approved prospectus may be obtained at no cost by writing to DE International Holdings at: DE International Holdings, Attn: Investor Relations, Vleutensevaart 100, Utrecht, 3532 AD, The Netherlands or by sending an email to coffeeteaco@saralee. com .

Some of the information presented herein contains forward ? looking statements. All statements other than statements of historical fact regarding our business, financial condition, results of operations and certain of our plans, objectives, assumptions, projections, expectations or beliefs with respect to these items and statements regarding other future events or prospects, are forward ? looking statements. These statements include, without limitation, those concerning: the anticipated costs and benefits of restructuring actions taken to prepare for the separation; our ability to complete the separation; the timetable for completion of the separation; the expected benefits of the separation; CoffeeCo’s ability to declare and pay the CoffeeCo Special Dividend; our access to credit markets; and the funding of pension plans. These statements may be preceded by terms such as “expects,” “anticipates,” “projects” or “believes. “ In addition, this presentation may include forward ? looking statements relating to our potential exposure to various types of market risks, such as commodity price risks, foreign exchange rate risks, interest rate risks and other risks related to financial assets and liabilities. We have based these forward ? looking statements on our management’s current view with respect to future events and financial performance. These forward ? looking statements are based on currently available competitive, financial and economic data, as well as management’s views and assumptions regarding future events, and are inherently uncertain. Although we believe that the estimates reflected in the forward ? looking statements are reasonable, such estimates may prove to be incorrect. By their nature, forward ? looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by these forward ? looking statements. These factors include, among other things, those listed in the section of the prospectus entitled “Risk Factors. “ We urge you to read the sections of the prospectus entitled “Risk Factors,” “Operating and Financial Review,” “Industry Overview” and “Business” for a discussion of the factors that could affect our future performance and the industry in which we operate. Additionally, new risk factors can emerge from time to time, and it is not possible for us to predict all such risk factors. Given these risks and uncertainties, you should not place undue reliance on forward ? looking statements as a prediction of actual results.

All forward ? looking statements included herein are based on information available to us on the date of this presentation. We undertake no obligation to update publicly or revise any forward ? looking statement in this presentation, whether as a result of new information, future events or otherwise, except as may be required by applicable law. All subsequent written and oral forward ? looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained throughout the prospectus.

Introduction

Jan Bennink Executive Chairman

Jan Bennink

Nationality Dutch

Current Position

Executive Chairman Sara Lee (2011) Member Board of Directors CCE

Previous Experience Numico – 5 yrs Danone – 7 yrs

Reckitt Benckiser – 7 yrs P&G – 7 yrs

4

The Rebirth of the Blend

A New Company

Our Focus Our Objectives Our Agenda

5

Great Potential

The brands The marketplace The management The intangibles

6

First, Critical Steps

Shaping the new company Forming our vision Preparing the organization Innovation, innovation, innovation

7

Our Key Assets

Strong and established brands Excellent and experienced R&D Innovation pipeline already flowing Management team is quickly coming together

8

Addressing the Sceptics

Can Western Europe really grow? How can you revitalize Roast & Ground? How do you fight off Private Labels?

Can you restore margins to historical levels?

9

Agenda ? Day 1

Discovery and Creation

Brand Reveal

From Field to Factory From Factory to Cup The Buzz on Coffee

Rebirth: Renovations

Michiel Herkemij

Rudy Schwab

Jos Sluys

Pascal Mignolet Ingrid Baron

Michiel Herkemij Ingrid Baron

10

Agenda ? Day 2

Rebirth: Innovations Michiel Herkemij Ingrid Baron

R&D and Operations Jos Sluys Luc Volatier

Out of Home: Living the Café Culture Nick Snow

Close? up on Countries Luc Van Gorp Harm? Jan van Pelt Lara Brans

Dantes Hurtado

Financials Michel Cup

11

Discovery and Creation

Michiel Herkemij CEO

Michiel Herkemij

Nationality Dutch

Current Position CEO (2011)

Previous Experience Heineken – 6 yrs

Royal Friesland Campina – 6 yrs BAT – 7 yrs ABN AMRO – 3 yrs

13

Discovery: Facts and Figures

14

Pure? Play Coffee/Tea Company

€ 2.6 bn sales

€ 363 mln adjusted EBIT IFRS

Number 3 player globally

72% of sales from markets with No. 1 and No.2 positions

Note: 72% is total company sales in countries where DE Master Blenders has a number 1 or 2 position in retail coffee Source: Company data,

15

Sales by Category

FY 2011 Other Tea 6% 6% Instant 10%

Roast & 10% Ground 49% Liquid Roast

19%

Single Serve

Source: Company data, sales excluding green coffee export

16

Revenue Split by Business

Retail accounts for 74% of total sales OOH accounts for 26% of total sales

Source: Company data, sales excluding green coffee export

17

Sales Split by Geography

FY 2011

Other

Netherlands

26% 28%

6%

Germany 7% 21% 12%

Belgium

Brazil

France

Source: IFRS financials, Brazil includes exports

18

Strong Local Brands

Denmark France Spain Brazil Australia

Hungary Spain NL & BE Global Global

19

Leading Coffee Positions in Key Countries

Country Market Share Position

Netherlands 48.5% #1

Belgium 46.3% #1

Denmark 27.3% #1

Hungary 23.3% #1

Brazil 20.4% #1

Australia 25.5% #2

France 21.2% #2

Spain 17.4% #3

Poland 10.7% #5

Source: Nielsen total coffee (R&G + instant) value share CY 11

20

Leading Tea Positions in Selected Markets

Country Market Share Position

Netherlands 52.9% #1

Denmark 31.8% #1

Hungary 31.4% #1

Czech Republic 21.8% #1

Spain 27.8% #2

Source: Nielsen value share FY11

21

Diverse Coffee Competitors

Country #1 #2 Netherlands CTC Private Label Belgium CTC Private Label Denmark CTC Kraft Australia Nestle CTC Hungary CTC Tchibo Brazil CTC Strauss France Kraft CTC Spain Nestle Private Label Poland Kraft Tchibo

Source: Nielsen total coffee (R&G + instant) value share CY 11

22

Diverse Tea Competitors

Country #1 #2 Netherlands CTC Private Label Czech Republic CTC Teekanne Hungary CTC Unilever Denmark CTC Fredsted Spain Private Label CTC

Source: Nielsen value share FY11

23

Great Margins

Moderate Top Line Growth

(in € mln) FY09 FY10

Net sales 2,235 2,315 Like? for? like growth (0.9)% A&P spend (118) (132) Adjusted EBIT 355 371 Adjusted EBIT margin 15.9% 16.0%

Source: Company data

24

Profit Dip in 2011 due to Commodity Cost

(in € mln) FY09 FY10 FY11

Net sales 2,235 2,315 2,602

Like? for? like growth (0.9)% +10.1%

A&P spend (118) (132) (138)

Adjusted EBIT 355 371 363

Adjusted EBIT margin 15.9% 16.0% 14.0%

Source: Company data

25

OOH Platform to Build On

Present in 18 markets

# 1 and # 2 in 6 markets

Global distributor network in 52 countries

Source: Company data

26

Discovery: My Observations

Getting to Know the Company

Met the top 100 managers Market and customer visits Business assessments

28

The Bottom Line

Great margins, moderate top line growth

Profit dip in 2011 due to commodity cost

29

Discovery: Company Strengths

Strong research, product development and blending capabilities

Strong foundation in consumer preference mapping Solid OOH knowledge France and Spain star performers Willingness to change

30

Discovery: Some Issues

Under? managed company Inconsistent sales execution Retail and OOH disconnected

31

Discovery: The Brands

Strong local, iconic brands

Solid market positions for future growth Potential for brand extension is high Underinvestment in some segments in the portfolio

32

Coffee Market is Large and Growing

World retail coffee sales World retail coffee volumes (in € bn) (in mln ton)

CAGR +7.8%

50.2

34.5

CAGR +2.6%

3.8

4.3

2006 2011

2006 2011

Source: Euromonitor retail sales (Fixed 2011 exchange rates), volume data includes R&G and instant coffee

33

Single Serve Fastest Growth Segment

Growth by segment (CAGR CY06 – CY11, retail value)

30%

25%

7.8% 5.8% 3.3% 1.3%

Roast & Ground Beans

Value

Source: Euromonitor retail sales (Fixed 2011 exchange rates), additional company estimates

8.0% 5.0%

Single Serve Instant

Volume

34

Signs of Premiumization in R&G

Very clear in US market

Specialty bagged ~30% of grocery sales and growing 8%

Starbucks: 8% CAGR R&G retail sales (‘08? ‘11) Peet’s: 17.7% CAGR R&G retail sales (‘05? ‘10)

Untapped potential in Europe

Source: Annual reports, investor presentations

35

Instant is Growing

World retail Instant sales (in € bn)

CAGR +8.0%

13.0

19.1

2006

2011

World retail Instant volumes (in mln ton)

CAGR +6.5%

0.7

0.9

2006

2011

Source: Euromonitor retail sales (Fixed 2011 exchange rates)

36

Opportunity: Instant

Grab “fair share” of instant segment in existing markets

Capitalize on consumer desire for authentic taste

Leverage Via®’s credibility boost for Instant

37

Tea Market: Growth

World retail Tea sales (in € bn)

CAGR +8.5%

18.7

2006

28.0

2011

World retail Tea volumes (in mln ton)

CAGR +6.5%

1.7

2006

2.4

2011

Source: Euromonitor retail sales (Fixed 2011 exchange rates)

38

Observations About Tea

We are perfectly positioned to apply the growth lessons from the coffee market to tea

Premiumization

Importance of Variety/Blend/Origin Niche and specialty appeals Sustainability/Naturality

Growth among millenials and men

39

Creation

Ambition and Strategic Priorities

Our Ambition

To Become The Number Two Coffee/Tea Company In The World Through Value? added Offerings, Innovations And Expansion.

Strategic Priority: Value? Added Offerings

Reinvent R&G to grow relevancy

With tea, ascend the value chain toward more premium products

Packaging and segmentation

Commitment to renew entire

product line in 24 months

42

Strategic Priority: Innovation

Senseo will have a new machine launch annually Boost innovation rate by better leveraging R&D Consumer focused, brand led

Preference mapping to guide innovation

43

Strategic Priority: Expansion

Move into new markets either through:

Extensions of our own product innovations Selective acquisitions, where appropriate

Geographical focus:

Eastern Europe Asia Latin America

44

Strategic Priority: Organization

Streamline, shift mindset and focus

Reinforce management: countries, marketing & sales

45

Strategic Priority: Organization

Streamline, shift mindset and focus

Reinforce management: countries, marketing & sales Build marketing category teams Performance ? driven incentives in place

46

Strategic Priority: Operations

Best? in? class implementation capability Best practice sharing Reduce time? to? market

47

Strategic Priority: Financial

Return company margins to historical levels Strategic pricing Working capital optimization (“Run4cash “) Cost optimization (“Fit4growth “) Upgrade financial reporting

48

Moving Forward

First Phases of our New Company

Year I: Seedling

Calendar Year 2012

First innovations

Re-launch Senseo Launch cost saving programs Start working capital reduction Organization

50

Improvements Begins to Take Root

Year I: Seedling

Year II: Flowering

First innovations

Re? launch Senseo Launch cost saving programs Start working capital reduction Organization

Innovations in all categories

Invest in brands

51

Programs have Matured

Year I: Seedling

Year II: Flowering

Year III: Harvesting

First innovations

Re? launch Senseo Launch cost saving programs Start working capital reduction Organization

Innovations in all categories

Invest in brands

Innovation program at cruising speed Acceleration of top and bottom line growth

52

The Rebirth of the Blend

Notes

54

Notes

55

Notes

56

From Field to Factory

Rudy Schwab

Chief Procurement Officer

Rudy Schwab

Nationality Swiss

Current Position

Chief Procurement Officer (2006)

Previous Experience

Barry Callebaut – 8 yrs Danone – 3 yrs Kraft – 6 yrs

Various Int’l companies – 9 yrs

2

Disclaimer

DE International Holdings B.V. has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for the offering to which this communication relates. You should read the prospectus in that registration statement and other documents DE International Holdings B.V. has filed with the SEC for more complete information about DE International Holdings B.V. and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www. sec.gov . Alternatively, you can obtain a copy of the prospectus by writing to DE International Holdings at: DE International Holdings, Attn: Investor Relations, Vleutensevaart 100, Utrecht, 3532 AD, . The Netherlands or by sending an email to coffeeteaco@saralee. com These materials do not constitute an offer to acquire securities or a prospectus within the meaning of the Dutch Financial Markets Supervision Act (Wet op het financieel toezicht) . In connection with the admission to trading on NYSE Euronext in Amsterdam, a prospectus approved by the Netherlands Authority for the Financial Markets (Stichting Autoriteit Financiële Markten or “AFM”) will be made generally available in The Netherlands. Any investor should make his investment decision solely on the basis of the information contained in the prospectus. When made generally available, copies of the AFM? approved prospectus may be obtained at no cost by writing to DE International Holdings at: DE International Holdings, Attn: Investor Relations, Vleutensevaart 100, Utrecht, 3532 AD, The Netherlands or by sending an email to coffeeteaco@saralee. com .

Some of the information presented herein contains forward ? looking statements. All statements other than statements of historical fact regarding our business, financial condition, results of operations and certain of our plans, objectives, assumptions, projections, expectations or beliefs with respect to these items and statements regarding other future events or prospects, are forward ? looking statements. These statements include, without limitation, those concerning: the anticipated costs and benefits of restructuring actions taken to prepare for the separation; our ability to complete the separation; the timetable for completion of the separation; the expected benefits of the separation; CoffeeCo’s ability to declare and pay the CoffeeCo Special Dividend; our access to credit markets; and the funding of pension plans. These statements may be preceded by terms such as “expects,” “anticipates,” “projects” or “believes. “ In addition, this presentation may include forward ? looking statements relating to our potential exposure to various types of market risks, such as commodity price risks, foreign exchange rate risks, interest rate risks and other risks related to financial assets and liabilities. We have based these forward ? looking statements on our management’s current view with respect to future events and financial performance. These forward ? looking statements are based on currently available competitive, financial and economic data, as well as management’s views and assumptions regarding future events, and are inherently uncertain. Although we believe that the estimates reflected in the forward ? looking statements are reasonable, such estimates may prove to be incorrect. By their nature, forward ? looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by these forward ? looking statements. These factors include, among other things, those listed in the section of the prospectus entitled “Risk Factors. “ We urge you to read the sections of the prospectus entitled “Risk Factors,” “Operating and Financial Review,” “Industry Overview” and “Business” for a discussion of the factors that could affect our future performance and the industry in which we operate. Additionally, new risk factors can emerge from time to time, and it is not possible for us to predict all such risk factors. Given these risks and uncertainties, you should not place undue reliance on forward ? looking statements as a prediction of actual results.

All forward ? looking statements included herein are based on information available to us on the date of this presentation. We undertake no obligation to update publicly or revise any forward ? looking statement in this presentation, whether as a result of new information, future events or otherwise, except as may be required by applicable law. All subsequent written and oral forward ? looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained throughout the prospectus.

3

Coffee is Grown Around the Equator

4

There are Two Bean Varieties

Arabica

Washed

Full character, fine aroma and flavor

Unwashed

Mild flavor

Robusta

Strong character, somewhat bitter taste

5

Arabica and Robusta Producing Countries

Arabica & Arabica Robusta Robusta

6

Brazil is the Largest Producer in the World

Arabica Robusta

Others Others

Brazil Vietnam 23% India 13% 7% 45% 39% Mexico 5% 13% 5% Honduras 5% 7% 10% Indonesia Peru 28% Ethiopia Colombia Brazil

Source: Company data

7

Altitude is a Key Quality Driver

1800 m

Strictly high? grown coffees

?Washed Arabicas

1300 m

High grown coffees

?Mainly Arabicas (washed and unwashed)

800 m

Lowland coffees

?Robustas

?Unwashed Arabicas

8

Other Factors Influencing Quality

Climate, rainfalls, drought Soil composition Topography

Nature driven

Harvesting Processing Storage

Human care

9

Coffee is a Tree Crop

Planting methods and farm structures differ from region to region

Sprouting coffee seed

3? 4 years to get the first fruits

Freshly planted coffee trees

7	years to get to full potential
2	year old coffee trees

10

Coffee Farming is a Delicate Process

Coffee blossom

Coffee is a sensitive crop requiring constant attention

Regular cherry ripening and bean development is key for high? quality coffees

Unripe beans

Ripe beans

One complete crop cycle lasts 8? 9 months

11

Harvesting

Manual

Selective picking required to ensure regular quality

Mechanical

Only possible on flat lands

13

Second Most Traded Commodity

Annual crop approx. 8 ? 9 mln tons

Futures market volumes up to 20 times larger NY ICE most important Futures coffee exchange Increasingly seen as an asset class

14

Quality Drives Price Differences

Low

High

Basis: New York 200 $ cts/lb

80

150

150

210

190

270

270

320

Low Grade Arabicas Unwashed Arabicas Washed Arabicas Premium / Organic / Robustas Certified

Source: Company data

15

Prices are Not Only Supply and Demand Driven

Supply & demand Weather Funds & speculators Macro economics Currencies Government regulations

16

Different Factors Have Driven Price Volatility

$ cts/lb 400 350 300 250 200 150 100 50 0

Frost

Drought

Frost

Panic buying

Macroeconomics

1975 1980 1985 1990 1995 2000 2005 2010

Source: NY ICE

17

Procurement

We are the Third Largest Roaster in the World

Volume (in bags of 60 kg)

12? 15 mln

~7 mln

2? 5 mln

Companies

Nestlé Kraft

Aldi Lavazza Segafredo Smuckers Starbucks Strauss Tchibo

Source: Company data and estimates

19

Our Mix is Defined by Local Taste Patterns

Green Coffee Usage Europe Green Coffee Usage Brazil

(Total: ~4 mln bags) (Total: ~3 mln bags)

Washed Unwashed

Robustas

arabicas arabicas

30%

33%

38%

70%

29%

Robustas

Unwashed

arabicas

Source: Company data

20

Two Buying Centers

Switzerland: Europe/Asia/Pacific

Brazil: domestic + export to EU

75 FTE

Activities:

Buying Quality assurance Blending Supply chain Risk management

21

Buying Combines Discipline and Intuition

‘Free on Board’, afloat or spot (no farming) Physical and Futures contracts Up to 12 months forward buying Reliable counterparties

22

We can Procure any Coffee we Want

Direct contacts with farms and cooperatives

Access to specialty coffees, e.g.:

Weekly auction in Mombasa Finca coffees from Nicaragua

Multiple field trips and farm visits of our Zug buyers

23

Stringent Quality Control Along the Supply Chain

Four? fold quality control of green coffee:

Prior to purchase At port of departure At port of arrival At factory

Quality control:

Visual Food Safety Taste

24

Constant Focus On Risk Mitigation

Integrated green coffee value chain management

Connected team of experts Short decision ? making lines

Financial risk policy

Closely linked to retail pricing Commodity and currency exposure

Hedging tools in place

25

Committed to Sustainable Sourcing

14% sustainable certified coffee sourced in 2011 Commitment to achieve 20% by 2015

UTZ CERTIFIED stands for:

Broad scope (People, Planet, Profit) Transparant chain of custody Good fit with the business

26

Summary

From field to factory is…

Complex

Nature driven Price volatile

Requires multiple skills and discipline Impacts on quality and yield Needs appropriate risk management

Our answer is…

Business intelligence Connected team PASSION

27

From Factory to Cup

Jos Sluys

VP Research & Development

Jos Sluys

Nationality

Dutch

Current Position

VP Research & Development (2007)

Previous Experience

Sara Lee – 4 yrs

Akzo Nobel – 7 yrs

TNO – 5 yrs

2

There are Many ‘Best Cups Of Coffee’

4

Most Consumers only Know How Strong they Want their Coffee

Light Mild

Medium Regular

Dark Strong

5

Coffee is More Complex than Wine

Wine 16 key aroma groups

Coffee >50 key aroma groups

6

Consumers are Using all their Senses to Appreciate their Coffee

Crema

Aroma

Mouthfeel

Intensity

Light Mild

Medium Regular

Dark Strong

Acidity

Appearance

Color

Bitterness

7

We use Preference Mapping to Understand Consumer Liking

Unique in? house developed tool and database

8

How Preference Mapping Works

Each time, 300 consumers evaluate up to 20 different coffees

Do you like it? Why?

Offer a panel of taste experts the same set of coffee

Describe the coffee in 28 characteristics

Link consumers’ preferences to coffee characteristics using multidimensional modeling

Create consumer clusters with similar taste preferences

9

Preference Mapping is Complex and Difficult to Replicate

Test “extreme” products to explore the full range of taste

Match the product to both category and brewing method

Interpretation of the data, consumer context and coffee characteristics

10

We Identified Five Consumer Clusters

Aromatic Fresh

Delicate Smooth

Balanced Round

Full bodied Sophisticated

Powerful

Intense

11

Same Clusters in Each Country, Only Size Varies

Full bodied Sophisticated

Powerful Intense

Balanced Round

Delicate Smooth

Aromatic Fresh

NL

15% 25% 25%

20%

15%

D

25% 10% 25%

30%

10%

F

40% 20% 20%

0%

20%

12

Preference Mapping Provides Huge Advantages

Target innovations

Improve current products Optimize costs Enable consumer taste navigation

13

Making Many “Best Cups of Coffee” Requires …

SCIENCE

ART

CRAFTSMANSHIP

14

The Coffee Manufacturing Process

Selecting Blending Roasting Grinding Packing

15

Blending to Magnify the Strengths of the Individual Components

Ensures consistent in? cup quality balancing raw material variety

Orchestrates the sensorial experiences

The defining factor for truly excellent coffee

Roasting to Create Aroma and Taste

Water evaporates

Aroma and color develop

Swelling of the bean

Abrupt cooling to avoid over? roasting

17

We Have the Science, Art and

… Craftsmanship to

Make a “Kilimanjaro” coffee without using Kilimanjaro beans

Make consistently great tasting coffee despite what mother nature provides

Translate consumer preferences into targeted innovations and marketing efforts

Give consumers a new language to explore coffee

18

We Have Master Blenders

Who are they?

13 Master Blenders (10 for Coffee, 3 for Tea) 400 yrs of combined experience 1,000,000 cups of coffee cupped each Mentor future Master Blenders

Why are they important?

Exceptional sensorial skills

Can assess the qualities of the green beans Orchestrate 80 different blends from 30 components

19

We Have Highly Skilled Master Blenders

Why this is important to consumers?

Introduce new coffee experiences consumers will love Enjoy their favorite cup of coffee all year round

Why are they important to our future?

Drive the design and innovation of new products Work with an increasing pace of scientific advances Ensure consistency of our core brands

20

The Buzz on Coffee

Pascal Mignolet Director Mkt Intelligence

Ingrid Baron CMO

Pascal Mignolet

Nationality Belgian

Current Position

Director Mkt Intelligence (2006)

Previous Experience

Orange/France Telecom – 7 yrs Ipsos – 10 yrs

2

3,500,000,000 cups consumed per day

4

1,000,000,000 cups per day in DE Master Blenders’ footprint

5

Three Main Types of Coffee

Roast & Ground

Instant

Single Serve

6

History: Roast and Ground

Modern coffee was invented by the Turks (1450)

Beans were roast and ground and then boiled with sugar in an “Ibrik”

Coffee spread over Europe after the defeat of the Turkish army at Vienna (1683)

7

History: Roast and Ground

Several European innovations aimed at better separating the grinds from the beverage

Paper filter was invented in 1912 Spread quickly in most coffee markets:

Cheap Effective Convenient

8

History: Instant

Invented in its current form in 1938

Spread with the armies during/after WW II

Adopted as main coffee system in traditional tea drinking countries

Same brewing system as tea Quick Intuitive dosing

9

History: Instant

In most communist countries, R&G coffee was scarce in quantity and poor in quality Instant coffee was only available in “dollar shops” After 1989, conversion to instant coffee

Modern

Upgrade in quality No equipment needed

Affordable luxury in Eastern Europe

10

History: Single Serve

Growing popularity since 2000

Perfect fit with modern lifestyles and socio-demographic trends

Convenience Customization Design

11

Coffee Types Differ Strongly by Geography

North America & Western Europe

N.A. 68% 9% 23%

W.E. % %

44% 24 32

Latin America

2%

66% 32%

R&G Instant Pods

Eastern Europe

% 1%

33% 64

Asia

% 2%

28% 70

Retail value shares. Source: Euromonitor, Nielsen, company estimates

12

Key Elements Driving Coffee Consumption

History Habits Brewing method Purchasing power Climate

13

Coffee Consumption Differs Widely by Country

Daily cups per consumer

Source: Company analysis based on U&A, Euromonitor, ABIC and company estimates

8.3

7.0

6.2

5.2

5.0

4.5

4.1 4.0

3.9

3.8 3.6

3.3 3.3

3.1

2.8 2.7

2.6 2.5 2.5

Finland Norway Sweden Denmark Belgium Netherlands Germany Kingdom France Brazil Italy Greece Australia Poland Hungary Republic Russia Spain Portugal United Czech

14

Some Extremes Explained

Finland:

High purchasing power Cold climate Drip filter

Spain:

High purchasing power Mediterranean climate Napolitana

Russia:

Low purchasing power Continental climate Instant coffee

8.3 cups per capita per day

2.5 cups per capita per day

2.6 cups per capita per day

Source: Company analysis based on U&A, Euromonitor, ABIC and company estimates

15

Several Motivations to Drink Coffee

Energy

Relax

Social Ritual

With Meal

Routine

Treat

16

Motives Differ by Time of Day

Energy

55

Breakfast

Energy Meal Relax Treat

38

32

39

33

Morning

Lunch

Afternoon

Evening

(1): % of cups

Source: Company Usage & Attitude survey program, Synovate 2009/2011, average across countries

17

Coffee is Not Only About Drinking Coffee

Main source of Coffee Enjoyment (1)

Others

Drinking

37%

9%

29%

Brewing

25%

Serving / sharing

(1)	% of coffee consumers, 12 country average

Source: Company Usage & Attitude survey program, Synovate 2009/2011

18

Coffee Consumption Differs by Age

Daily coffee consumption in cups many

none

10 12 12 14 16 18 20 24 26 28

age

51 53 55 57 59 61 63 65 67 69 71 73 75

Source: Company Usage & Attitude survey program, Synovate 2009/2011

19

Milk and Sugar Play an Important Role in Drinking Coffee

Tempering the intrinsic acidity (milk) and bitterness (sugar) of coffee

In instant countries also used to cool down boiling hot coffee

20

Milk Usage Varies by Country

% of coffee drank with milk

Australia

83

UK

83

Spain

68

Germany

65

Hungary

60

Czech R.

54

Poland

52

Belgium

50

Netherlands

47

Russia

45

Denmark

34

France

21

Source: Company Usage & Attitude survey program, Synovate 2009/2011

21

Sugar Usage Varies by Country

% of coffee drank with sugar

Spain

86

Russia

83

Hungary

80

Poland

73

Australia

67

France

62

Czech R.

60

UK

57

Netherlands

45

Germany

39

Belgium

39

Denmark

17

Source: Company Usage & Attitude survey program, Synovate 2009/2011

22

Young Consumers are more Likely to Drink Milk? Based Coffees

% of consumers that like milk? based coffee beverages (Cappuccino, Latte, etc.)

44

18? 29 years

33

30? 54 years

23

55+ years

Source: Company Usage & Attitude survey program, Synovate 2009/2011

23

Conclusions

Big global category with important local variations

Instant and R&G are both ‘best cups of coffee’

Ideal cup of coffee varies with moment of day and mood

Milk is an important part of the coffee experience

24

Rebirth: Renovations

Michiel Herkemij CEO

Ingrid Baron CMO

Ingrid Baron

Nationality Canadian

Current Position CMO (2011)

Previous Experience IDEO – 11 yrs Electrolux – 6 yrs

2

The Roast & Ground Market

Roast & Ground: A Large and Stable Market

Global R&G retail sales (in € bn)

CAGR +6.0%

Global R&G retail volumes (in mln ton)

CAGR +1.4%

Source: Euromonitor

5

Western Europe is the Largest Roast & Ground Market

Global R&G retail sales by region (in %, 2011)

Eastern Europe

Asia

Latin America

Western Europe

North America

10%

14%

20%

22%

34%

Source: Euromonitor

6

Multiple Global Competitors, Large and Small

Global R&G retail sales by company (in %)

Other

61%

11%

7%

5%

4% 4% 3%

3% 2%

Tchibo Lavazza Smuckers Melitta

Starbucks

Source: Euromonitor and Company estimates retail value

7

Western Europe Slightly More Concentrated

Western European R&G retail sales by company (in %)

Other

46%

19%

9%

8%

7%

4%

4%

3%

Nestlé

Tchibo

Melitta

Dallmayr

Source: Euromonitor and Company estimates retail value

8

Our Roast & Ground Business

Roast & Ground Today

Company heritage

€ 1.2 bn business 55% of retail business Present in all DE countries

10

Sales Development in Line With Market

Retail sales growth Roast & Ground (1)

(1)	Indexed FY08 = 100, retail sales Source: Company information

11

Powerful Brands

Netherlands Spain France France Denmark Brazil Belgium

12

Strong Positions in Key Countries

Country Our share Our position Netherlands 60% #1 Belgium 52% #1 Hungary 35% #1 Denmark 31% #1 Brazil 22% #1 Spain 20% #2 France 15% #3 Poland 18% #4

Source: Nielsen value sales CY11. Roast & Ground, excluding Single Serve and Instant

13

High Levels of Brand Awareness/Consideration

Source: Company data

14

Pace of Innovation has been Modest

Company focus has been on Single Serve Only incremental changes made Limited support of re? launches Historically, lower sense of urgency

15

Reawaken Roast & Ground

Strategic Mission:

Revitalize the Roast & Ground Offer

In 24 months, no sku will be unturned

Broader product range New premium offerings New packaging concepts

Engage new

and existing consumers

17

Key Strategic Guidelines

Optimization

Segmentation

Differentiation

Premiumization

18

Optimization:

Serve Different Price Points

Early Example

250g

200g

Same size impression

Same number of cups per pack Optimized blend thru grinding Lower cash outlay

(€ 1.99 vs € 2.49)

19

Optimization: Innovate to Meet Consumer Needs

Desired improvements of R&G consumers (in % of respondents)

More easy opening Better taste Easier dosing Better aroma when brewing Better freshness protection

27%

19%

18%

13%

12%

Source: Usage & Attitude survey program, Synovate 2009/2011

20

Segmentation:

Address Consumer Taste Preferences

Extend the range to fully cover preference clusters

21

Segmentation:

Direct Consumers to Taste Experiences

New package iconography:

22

Differentiation: Bring Excitement to Shelf and Palate

Marketing concepts to bring distinction and flair to renewed brand offers

Flavor extensions

Geographic and ‘vintage’ Dessert Flavors Special Blends Seasonals

Packaging

Simple Elegant Create shelf excitement

23

Premiumization

Bringing offer into premium arena requires brand proximity to the committed coffee culture:

Quality: Leverage freshness, roasting expertise, bean quality

Intimacy: Authentic, small batch, artisanal qualities keep the brand close

Lifestyle Fit: Amplify brand experience with personalized offerings, suiting style and attitude of target

Holistic Connection: Bind brand to consumer through social connection and social responsibility

24

Springtime for Capsules

Single Serve is the Fastest Growing Segment in Coffee

Estimated world Single Serve sales (in € bn)

5.4

CAGR +30%

1.6

2006 2011

Estimated world Single Serve volumes (in mln ton)

191

CAGR +25%

64

2006 2011

Source: Company analysis based on Euromonitor, Nielsen and company estimates

26

Four Large Global Players

Estimated company shares global Single Serve market (in %)

Others Private Label 3% 8% 6%

9%

50%

24%

Source: Company analysis based on Euromonitor, Nielsen and company estimates

27

Portioned Espresso Represents 44% of the Single Serve Market

Global Single Serve market by segment (in %)

Long Single 56% Serve

Portioned 44% Espresso

Source: Company estimates

28

Our Capsule

Our Capsule Business

Launched in 2010

Proprietary capsule technology

Approx. €100 mln business in 1.5 years

Usable in Nespresso® machines

30

Proprietary Technology

Patented Developed in house Distinctive capsule

Transparent Optimal aroma release

IP landscaping main enabler

31

Launched in Four Countries

April 2011 May 2011

April 2010

April 2011

32

We Have Successfully Extended Our Range

One of Our Most Successful Launches

Full? Blown Outdoor and Press Campaign

Full? Blown Outdoor and Press Campaign

36

Supported by 360°Online Campaign

37

Large? Scale In Store Execution

38

Impressive Sales Growth

Capsules sales by semester (in € mln)

Source: Company data

39

Success Across Geographies

Quarterly sales since launch

Spain

France

Netherlands

Belgium

Source: Company data

40

Capsules: The Next Phase

Enhance ownability

Elevate offer

Further improve product quality More distinctive packaging

Maintain excitement through new varieties and blends

Roll? out to selected geographies

41

Notes

Notes

Notes

Rebirth: Innovations

Michiel Herkemij CEO

Ingrid Baron CMO

Disclaimer

DE International Holdings B.V. has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for the offering to which this communication relates. You should read the prospectus in that registration statement and other documents DE International Holdings B.V. has filed with the SEC for more complete information about DE International Holdings B.V. and this offering. You may get these documents for free by visiting EDGAR on the SEC website at

ov. Alternatively, you can obtain a copy of the prospectus by writing to DE International Holdings at: DE International Holdings, Attn: Investor Relations, Vleutensevaart 100, Utrecht, 3532 AD, The Netherlands or by sending an email to offeeteaco@saralee.com

These materials do not constitute an offer to acquire securities or a prospectus within the meaning of the Dutch Financial Markets Supervision Act (Wet op het financieel toezicht). In connection with the admission to trading on NYSE Euronext in Amsterdam, a prospectus approved by the Netherlands Authority for the Financial Markets (Stichting Autoriteit Financiele Markten or “AFM”) will be made generally available in The Netherlands. Any investor should make his investment decision solely on the basis of the information contained in the prospectus. When made generally available, copies of the AFM-approved prospectus may be obtained at no cost by writing to DE International Holdings at: DE International Holdings, Attn: Investor Relations, Vleutensevaart 100, Utrecht, 3532 AD, The Netherlands or by sending an email to offeeteaco@saralee.com

Some of the information presented herein contains forward-looking statements. All statements other than statements of historical fact regarding our business, financial condition, results of operations and certain of our plans, objectives, assumptions, projections, expectations or beliefs with respect to these items and statements regarding other future events or prospects, are forward-looking statements. These statements include, without limitation, those concerning: the anticipated costs and benefits of restructuring actions taken to prepare for the separation; our ability to complete the separation; the timetable for completion of the separation; the expected benefits of the separation; CoffeeCo’s ability to declare and pay the CoffeeCo Special Dividend; our access to credit markets; and the funding of pension plans. These statements may be preceded by terms such as “expects,” “anticipates,” “projects” or “believes.”

In addition, this presentation may include forward-looking statements relating to our potential exposure to various types of market risks, such as commodity price risks, foreign exchange rate risks, interest rate risks and other risks related to financial assets and liabilities. We have based these forward-looking statements on our management’s current view with respect to future events and financial performance. These forward-looking statements are based on currently available competitive, financial and economic data, as well as management’s views and assumptions regarding future events, and are inherently uncertain. Although we believe that the estimates reflected in the forward-looking statements are reasonable, such estimates may prove to be incorrect. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. These factors include, among other things, those listed in the section of the prospectus entitled “Risk Factors.”

We urge you to read the sections of the prospectus entitled “Risk Factors,” “Operating and Financial Review,” “Industry Overview” and “Business” for a discussion of the factors that could affect our future performance and the industry in which we operate. Additionally, new risk factors can emerge from time to time, and it is not possible for us to predict all such risk factors. Given these risks and uncertainties, you should not place undue reliance on forward-looking statements as a prediction of actual results.

All forward-looking statements included herein are based on information available to us on the date of this presentation. We undertake no obligation to update publicly or revise any forward-looking statement in this presentation, whether as a result of new information, future events or otherwise, except as may be required by applicable law. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained throughout the prospectus.

2

Creating the Senseo Sensation

Source: Company analysis based on Euromonitor, Nielsen and company estimates 4

Single Serve is the Fastest Growing

Segment in Coffee

Estimated world single serve sales (in € bn)

Estimated world single serve volumes (in mln ton)

CAGR +30%

CAGR+25%

2006 2011 2006 2011

5.4

1.6

191

64

Estimated company shares global single serve market (in %)

Others Private Labels

MASTER

BLENDERS Nestle

Source: Company analysis based on Euromonitor, Nielsen and company estimates 5

Senseo Today

• 11 years in the market

• € 400 mln business

• 95% of sales in 4 key countries (NL, B, F, D)

• Successfully launched in Spain in 2009

Market shares (NL-B-F-D)

Other

Private

Labels

MASTER

BLENDERS

1753

Source: Nielsen, retail sales CY11, additional company estimate 7

Four Main Appliance Platforms

MASTER

BLENDERS

TQSSIMO

Senseo Dominates Appliance Sales

in Key Markets

Appliance sales (NL, B, F, D)

Nespresso

Dolce Gusto

Senseo

Tassimo

Source: GfK, CY10

Senseo Outsells the Other Appliance Platforms in Its Key Markets

Annual appliances sales single serve (in mln units)

Senseo Tassimo Dolce Gusto Nespresso

Source: GfK, 2010, NL-B-F-D

26 mln Senseo Machines Being Used



Senseo installed base (in mln units, excl. US)
0.3
1
4
8
13
16
20
22
23
24
26
CY01
CY02
CY03
CY04
CY05
CY06
CY07
CY08
CY09
CY10
CY11

Source: Company data

11

Solid 4-Year Sales Growth

Retail sales growth Senseo (1)

FY08 FY09 FY10 FY11

(1)	Indexed FY 08 = 100, retail ales Source: Company data

Solid Brand KPIs

Brand KPIs—The Netherlands

Awareness Consideration Current buyer Committed buyer

Consumers Value Senseo for its Simplicity and Convenience

Drivers of preference (% of consumers)

Simplicity

Convenience

Senseo

Other Looks

Passion Variety

Product

Simplicity Convenience

Nespresso

Dolce

Looks

Source: U&A Research NL 2009

Summary

• We are fortunate to play in the growth market

• We are solid but not fully participating in the growth

• Large user base

• Leadership position in single serve machines

• Positive brand imagery

• Strong market position, with potential to take back from PL

15

Insights For Future Growth

We Can Broaden our Purchase Appeal

Beyond Convenience

Main purchase driver (% of consumers)

Convenience (42%)

Looks (42%)

Product (28%)

Senseo

Dolce Gusto

Nespresso

Source: U&A Research NL 2009

We Have an Opportunity to Build Milk as a Consumption Partner

Share of milk in total cups consumed and Senseo sales (in %)

Germany France Netherlands Belgium

% cups consumed with milk

% Senseo sales with milk

Source: U&A survey program, Synovate 2009/2011

We Can Build Consumer Loyalty

Through Sampling

• Example: in Germany 50% increase in loyalty

Source: Company data

We Must Accelerate our Innovation Rate

2001

2011

Senseo Strategy: Creating the Future

Re-Launch The Senseo Brand Aggressively

• Institutionalize regular appliance innovation

• Strengthen brand through:

• Improved differentiation

• Segmentation

• Expansion to new countries

• Senseo as master brand for aM high-tech offers

22

Strengthen the Brand

• Upgrade taste quality and experience

• Introduce more varieties

• Premiumize offering

• Provide specific offers for defined consumer segments

• Focus investments behind innovations

Brick Pack: Brings Basic R&G into the 21st Century with Modernity, Style, Variety

L’OR: Makes Range More Competitive by Moving Upscale with Improved Variety

Senseo: Aesthetic Captures Brand Essence of Simplicity and Elegance

Senseo Base: Upgraded for Better Taste

While Retaining Simplicity

Senseo Black: Designed for More Sophisticated Tastes and Palates

Senseo Milk: Only 1 Pad Solution

Patented Technology

Sarista: Machine/Bean System is Ownable, Flexible, Accessible

Sarista Beans: Offer Freshness, High Quality and Convenience

R&D: Creating the Future

Jos Sluys

VP Research & Development

We Have Organized Ourselves for Growth

• 125 people with a passion for Coffee & Tea

• 12 nationalities

• Deliver innovations (90 people)

• Integrated in category business teams

• Resource deployment in line with business needs

• Project driven and results oriented

We Have Organized Ourselves for Growth

• Leading technology platforms (35 people)

• Exceptional technical and scientific expertise

• Entrepreneurial and external oriented

• Aggressive patent strategy

• Leverage innovations synergistically across categories

34

Way of Working

Flexible

Focused

Fast

Flexible by Working with the Best

Science partners

Global innovators

Integrated suppliers

Strategic alliances

? Build knowledge

? Explore new technologies Generate new innovations

? Reduce cost ?Fast implementation

? Route-to-market

Focus on Key Competences

Consumer science

Sensorial profiling (preference mapping)

Technology platforms

Liquid roast Appliances Aroma and taste Innovative packaging

We Have a Unique Liquid Roast Platform

Pure, liquid coffee concentrate

50 years of continuous development

High quality coffee, Barista standard

Difficult to replicate, delicate product, sensitive to degradation

Proprietary technology

Packing

Freezing

Roast & Ground

Extracting

Concentrating

Recent Breakthrough: Ambient Liquid

Roast

New aroma preservation technology Maintaining pure coffee character Product stable at ambient temperature

• Providing access to ambient distribution channels

• Enabling future innovations building upon high quality and versatility of the liquid format

Inventing the Future Senseo Sarista

Consumer insights:

• Aroma is key

• Fresh beans give the best coffee experience

• Varying consumer preferences

Current systems

• ln-cup quality suboptimal

• Cumbersome and expensive

Develop proprietary system that

maximizes freshness

Sarista Challenge:

Our inventions (1) Bean packs

• Clicked onto appliance

• Top quality beans

• Stored under nitrogen Precise measuring Cup-by-cup dosing

Maximum Freshness

41

Sarista Challenge: Maximum Freshness

Our inventions (2) Non-contamination grinder

• Cup-by-cup grinding

• Optimal grind size

• Full discharge of ground coffee

Sarista Challenge: Making it

Non-Refillable

• Bean pack recognition

• Countdown mechanism

• Dosing falls into disuse

Proprietary system further developed with our domestic appliance partner Philips

43

Delivering Coffee-Milk Solutions:

Senseo

Consumer insights:

• Perfect cappuccino and cafe latte at home

• Simple and easy to prepare

• Variation

No 1-step single serve solutions on the market Develop proprietary pads, technically solving:

• Low milk powder solubility and dissolving rate

• Clogging of systems due to coffee-milk interaction

_14

Design honeycomb-filter combination

Swirling motion inside pad at multiple, specific places

High dissolving rate, clogging avoided

Delivers high flexibility of innovations in flavored cappuccinos

Our Proprietary Solution: One-Step

Cappuccino

Fast to Market with Innovations

Conventional stage gating innovation process

Opportunity Concept

Prototype

Technical Supplier solution selection

mplementation

• Long time-to-market

• Risks and failures saved for last

Fast to Market with Innovations

Our approach

Get Inspired Go create

Make it happen

Twice as fast in market

• L’Or Espresso Lungo range (4 months)

• R&G new brick product range (6 months)

• New Senseo product range (Q3 12) (9 months)

Strong Number 2 Position in Coffee Patent Applications

First filings (2006—July 2010)

250 200 150 100 50

Comp 1

MASTER Comp 2 Comp 3 Comp 4 Comp 5

BLENDERS

Number of Patent applications increased 5-fold vs period 2002—July 2006

Source: Thomson Innovation

Unique Proprietary Technology

R&G

Superior taste profiles thru preference mapping

Senseo

Portioned espresso

Patented honeycomb pads Sarista (patents pending)

Patented capsules

Instant

Patented aroma and processing technologies

Liquid roast

Patented aroma, packing and dosing technologies

49

Operations: First Impressions

Luc Volatier SVP Supply Chain

Luc Volatier

*	Nationality French

• Current Position

SVP Supply Chain (2012)

• Previous Experience GrandVision—3 yrs Numico—6 yrs

Upstream Purchasing Consulting—4 yrs Danone—9 yrs

Manufacturing Footprint

*2 process steps split over two locations and move to 1 in CY13

Coffee

RG Roast & Ground L Liquid I Instant

Tea

12 locations

Brazil

Thailand

Australia

A

Brazil SP 135

Netherlands Utrecht 55

Belgium 40

Poland_20_

France_20_

Netherlands Joure 20 7

Brazil Bahia 15

Spain 10

Hungary 10 3

Thailand 10

Australia <5

Greece <5

Good Fundamentals

• High competency in coffee and tea sourcing

• Solid manufacturing expertise and footprint

• Some re-alignment and optimization has been done

• Supply chain is well organized and ready for the challenge

54

Observations

• Very different asset utilization rates and efficiencies

• Available capacity in roasters and grinders to accommodate innovations

• Some bottlenecks in specific processing and packaging

• Majority of new investments will be innovation specific

• Weak link between Operations and the Business

Areas for Investigation

• Ways to increase speed to market

• Opportunities to take further costs out

• A plan to drive best practices across the organization

• Concrete actions to drastically reduce working capital

• A road map to develop an end-to-end holistic supply chain

Out Of Home: Living the Cafe Culture

Nick Snow COO Out of Home

Nationality British

Current Position

COO Out of Home (2006)

Previous Experience Johnson Diversey—4 yrs Unilever -15 yrs

Nick Snow

58

Coffee and Tea the Largest Beverage Category Within OOH

Other

Coffee

Juices

Soft Drinks

Tea

Water

Source: European Segment Research Foodstep, Share of OOH non-alcoholic beverage categories (in %, 2011, Europe)

OOH Represents 23% of the Global Coffee Market

77%

23%

The Market is Relatively Stable

1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

CAGR +3%

Source: Euromonitor OOH volumes (mln kg)

Business & Institutions are the Largest European Customer Segments

Source: European Segment Research Foodstep, volume segment split, CY11

62

Leisure & other

Petrol stations

Fast food

BaReCa

Hotels & gaming

Education

Healthcare

Business

Our OOH Business

A Profitable Solid Business

Net sales 606 614 634

Growth vLY n/a 1.3% 3.4%

Adjusted EBIT 102 109 110

Adjusted EBIT margin 16.8% 17.7% 17.3%

We are Number Three in a Highly Fragmented European Market

Unbranded

Nestle

Kraft

Lavazza

Branded Others

Source: Company data, excluding coffee shops, market share Europe in % of volume

Our Portfolio Covers all Segments of the

Coffee Categor

Espresso

Instant

Liquid Roast

Liquid Roast

Filter

Espresso

Instant

Source: Master Blenders’ share of coffee categories in value

Liquid Roast is our Proprietary System

• High-quality coffee

• Concentrated

• Packed in ‘closed7 Bag-in-Box

• Deep frozen to preserve full flavour and aroma

• Ready to use pack = 400 servings

• Compatible only with our machines

67

It Provides Major Advantages Over Conventional Coffee Systems

• Low operating cost

• Consistent taste delivery

• Fast dosing, high volume

• No waste, limited cleaning

• Simple to operate

• Hygienically sealed

68

A Major Competitive Advantage for High Volume Customers

• Hotels

• Large business

• Hospitals

• Gaming

• Event parks

We Have Two

Direct

Consumer brand

Liquid roast & complete portfolio Direct selling & technical service Brand synergies with retail

Scale is profit driver

Strategic partner branded or DE branded

Supply liquid roast product and equipment

Bridge to future retail presence

Liquid roast

Distributor

The Direct Model is Most Important

Distributors

Note: ‘Distributors’ in this context means sales in countries where we only have distributors and no physical presence. We also sell through distributors where we have a direct business model

Source: Company data, sales split FY11

71

Direct

Distributors are More Profitable

Distributors

Note: ‘Distributors’ in this context means sales in countries where we only have distributors and no physical presence. We also sell through distributors where we have a direct business model

Source: Company data, EBIT split FY11

72

Direct

The Direct Business Model

Our Business is Highly Concentrated

Denmark

Other

Australi

Spain

Belgium

Germany

Netherlands

Source: Company data

The Netherlands: Our Success Model

• 45% market share

• 65,000 customers

• 124,000 coffee machines

• 1,100 employees

• 250 service engineers

• 450 operators

• 200 mln DE branded cups per year

Source: POS Research Foodstep, company data

Liquid Roast 50% of Coffee Sales

in the Netherlands

Instant

Source: Master Blenders’ share of coffee categories in value

Liquid Roast

Espresso

Roast & Ground

We Have a Unique Operating Model

We are market leaders

We Have a Unique Operating Model

Liquid roast is our unique competitive advantage

78

Liquid Roast

We Have a Unique Operating Model

We offer a full portfolio to cover all customer needs

Full

Portfolio

79

Technical Service to ensure good quality coffee

• Technical service (250 FTE)

Technical service

80

We Have a Unique Operating Model

Service organization to deep sell and provide value added services

Operating service (450 FTE)

Route sales(50 FTE)

Value-added services

81

Organization focused on the needs of OOH customers

Dedicated OOH Organization (350 FTE)

Customer

Support

We Have a Unique Operating Model

Long term customer satisfaction creates loyalty

High Customer Satisfaction & Retention

83

40% of Sales is from Value Added Services

Coffee & tea Accessories Equipment & Operation &

spares technical service

Source: Company data, indicative split of sales NL

84_

Strong OOH Company Supports Brand Awareness in the Netherlands

The Distributor Model

We Have Four Major Strategic Distributor Partners

Source: Company data

Our Distributor Model Serves

Three Goals

• Leverage liquid technology to drive profitability

• Create a network of strategic partners

• Create brand presence in countries where we do not have a retail brand

88

UCC our Strategic Partner in Japan

• Leading branded Coffee Company

•	€ 1 bn sales

• Highly innovative coffee market

• We provide:

• Liquid roast ingredient & machines

• Sales & technical training

• Key account support

• Marketing assistance

Source: Company data, company website, Factiva, D&B,

89

Using Distributors for Brand Visibility -

Example Turkey

• Two distributor partners

• Non coffee roasters

• Complete portfolio

• Leader in 5 star hotels and resorts

• Building DE brand

90

Going Forward

Further Innovate our Liquid Roast Technology

• Upgrade our Liquid Roast quality to match espresso taste

• Further deploy ambient Liquid Roast to increase distribution and open new channels

92

Strengthen Quality Perception

• Upgrade equipment design and appearance existing park

• Innovate consumer interface

93

Use OOH Touch Points as Brand Building Tool

Brazil

Spain

94

Grow our Business Geographically

• Selectively drive scale in countries with retail presence

• Look for further distribution opportunities

95

France: The Growth Engine of W-Europe

Luc Van Gorp GM France

Luc Van Gorp

• Nationality Belgian

• Current Position GM France (2010)

• Previous Experience Sara Lee—9 yrs Campbell’s-4 yrs Diageo—3 yrs

2

Facts About France

63.1 mln citizens

27.2 mln households

2.3 persons per household 3.9 cups of coffee per day

Source: INSEE, Government of France, Liquid intake monitor

98

Third Largest Coffee Market in Europe

4,874

2,920

2,472

1,627

1,244

Germany Russia France Italy UK

Source: Euromonitor retail sales (fixed 2011 exchange rates), € mln

99

Room to Grow in Terms of Consumption

Daily cups per consumer

8.3

7.0

6.2

5.2

5.0

4.1

4.0

3.9

3.8

3.6

3.3

3.3

3.1

2.8

2.7

2.6

2.5

2.5

Source: Company analysis based on U&A, Euromonitor, ABIC and company estimates

100

A Growing Market

100

103

106

113

127

2007 2008 2009 2010 2011

Source: Nielsen 2011, Retail sales, € mln

101

Market Growth is Driven by Single Serve

Avg. Price / kg

% market

2011 vs 2006

Single Serve caps

€28.00

17%

+36%

Single Serve pads

€15.40

22%

+15%

Premium R&G

€10.80

46%

+1%

Mainstream R&G

€5.30

15%

+1%

Source: Nielsen, value share CY11

The French have a Distinctive

Coffee Culture

• 48% drink coffee black

• 37% drink coffee black with sugar

• Indulgence and energy are main consumption drivers

• 56% of Roast & Ground is consumed in the morning

• 63% of Single Serve is consumed in the afternoon

• 66% of households has both R&G and Single Serve appliance

103

A Highly Branded Market

Other

PL

Nestle

Kraft

MASTER

BLENDERS

Source: Nielsen retail value shares CY11

104

13%

21%

17%

12%

37%

France

MASTER

BLENDERS

Our Portfolio in 2009

Roast & Ground

Single Serve

Private label

Mainstream

Premium

Pads

106

Strategic Decision to Unlock French Market Growth Potential

• The 3 strategic pillars to take full advantage of the great French market opportunity :

• Premiumize Roast & Ground

• Significantly grow Single Serve

• Step up Senseo

• Create super premium portioned espresso in retail

• Improve our trade approach

107_

Premiumize Roast & Ground

• Exit Private Label manufacturing

• Stabilize our mainstream Maison du Cafe business

• Grow premium L’Or brand

L’Or Premium Business Growth

• Introduce innovations: L’Or Elixir

• Consistent advertising with strong ownable codes

• Qualitative in store promo to stimulate multiple L’Or purchases

109

L’Or In Store Activation

110

Impressive Results for L’Or R&G

FY09-FY11 Results

2% volume growth

12% sales growth

Record high market share of 14.3%

Source: Company data, Nielsen retail value share MAT Jan 2012

111

Significantly Step Up Senseo

Strategy:

• Aggressively build appliance-park penetration

• Extend portfolio

• Focus communication on indulgence & quality

112

Aggressively Build Appliance Penetration

• Limited editions

• Strong consumer activation

• Demo’s

• Tastings

• Consumer advertising

• Strong cooperation with Philips France

113

Christmas 2011 Limited Edition

Senseo

114

Sneak Preview: Limited Edition Mother’s Day 2012

115

Strong Results in Appliance Penetration

• Leading Single Serve appliance with 34% penetration

• 10% penetration increase in 2011

• Record high sales in 2011:1.2 mln appliances

• 9 mln appliances sold

since launch in 2002

34%

12%

9%

4%

116

Significant Portfolio Innovation

Launch FY10 FY10 FY11 FY11

Consumer Heavy Pure Premium Sustainable

need user loyalty indulgence Black range development

117

Key Advertising Messages

• Focus on “indulgence” and “trust”

• Not on “convenience”

• Build on appliance news

118

Impressive Results in Senseo Coffee Sales

FY09—FY11

18% volume growth

23% sales growth

Senseo already 30% of Single Serve category

Source: Company data, Nielsen retail value share, MAT Jan 2012

119

Create Retail Portioned Espresso Category

• Use strong L’Or equity as brand platform

• Super Premium price positioning

• >200% premium vs retail capsules

• Only 10% price discount vs Nespresso

• No trade promos / no price deals

• Swiftly extend portfolio

Successful Launch

• 95% distribution in four weeks

• 4% penetration after 6 months

• Brand awareness at 87% after 6 months

• Market share 10% of single serve

• “Best Innovation” 2010 Nielsen nomination

Source: Company data 2010, Kantar 2010, Nielsen MAT Jan 2012

121

Successful Portfolio Roll Out

October 2011:

Lungo and Strong

May 2011:

Premium range

February 2011:

Extension of base

April 2010:

Base Range

122

L’Or Espresso Shows Significant Constant Growth Since Launch

L’Or Espresso sales growth (indexed)

236

Apr 10-Aug 10 Sep 10-Feb 11 Mar 11—May 11 Junll-Octll Nov 11—Feb 12

236

206

177

147

100

Source: Company data

123

Excellent Point of Sale Execution

Improve Our Trade Approach

• Shopper marketing

• Category Captain for Single Serve in all customers

• Central and field sales people driven by value and margin

• Optimized price & promotion management

Results of Our Strategy

Reached Record Market Share Levels

CAGR+6%

21.2

20.0

18.8

19.1

18.5

2007 2008 2009 2010 2011

Source: Nielsen, Value Share CY11

Significantly Improved Volume Mix

k Tons

35.4 363 363 35.8

Premium Mainstream

FY07 FY08 FY09 FY10 FY11

Source: Company data base on GAAP

Premiumization Driving Growth

• Sales and margin improvement

• Achieved with a stable 9% A&P/Sales

296

247

231 233

Sales € mln 205

Premium Mainstream

FY07 FY08 FY09 FY10 FY11

Source: Company data, based on US GAAP

129

NL: A Multi-Tier Strategy in Action

Harm-Jan van Pelt Regional COO

Sm

Nationality Dutch

Current Position Regional COO

Previous Experience Sara Lee -13 yrs Henkel—9 yrs

Harm-Jan van Pelt

Facts About The Netherlands

16.7 mln citizens

7.5 mln households

2.2 persons per household

Source: CBS

Dutch Coffee and Tea Culture

4.5 cups of coffee per day

• 70% is in home consumption

• 40% of coffee drinks are pure black

• 47% with milk

• 40% of all coffee consumption is in the morning

• 3.1 cups of tea per day

• 80% is in home consumption

• 67% of consumers drink pure tea

• Important moments: breakfast 25%, afternoon 30%

Source: Liquid intake monitor

The Coffee Market is Diversified

includes all Single Serve except Espresso Capsules which are shown separately Source: Nielsen, value share, total coffee market incl. instants, total tea market, CY11

134

Instant

Espresso Capsules

Roast & Ground

Beans

Single Serve1

The Tea Market is Segmented

Source: Nielsen, value share, total coffee market incl. instants, total tea market, CY11

Well Being Tea

Black Tea

Pleasure Tea

Coffee is a Growing Market

FY07 FY08 FY09 FY10 FY11

Source: Nielsen, € mln

546

572

612

619

676

CAGR +5.5%

Tea is a Growing Market

104

109

119

CAGR+4:2%

125

123

FY07 FY08 FY09 FY10 FY11

Source: Nielsen, € mln

Our Business

Tea

Instant 1% 1%

Capsules ^% Beans

Senseo ‘

Roast & Ground

We are Present in all Segments

Roast & Senseo Beans Capsules Instant Tea

Ground

Source: Master Blenders’ share of categories in value, FY11, non-core category excluded 139

We Have a Very Strong Market

Position in Coffee

Private Labels

Other

Nestle

Source: Nielsen, FY11

We Have an Equally Strong Market

Private Labels

Other

Wessanen

Unilever

Source: Nielsen, FY11

Position in Tea

Flat Sales Development over Last Five Years

100 101 99 101

FY07 FY08 FY09 FY10 FY11

Sales The Netherlands (indexed)

Source: Company data, based on US GAAP

Company was Managed for Profit

• Lowered A&P spend

• Stopped investment behind Senseo

• No innovations or big introductions

• Limited in store and consumer activation

Market Shares have only Declined Slowly

Coffee

52.7%

51.3%

50.1%

48.6%

58.5%

Tea

55.0%

53.8%

52.9%

FY08 FY09 FY10 FY11 FY08 FY09 FY10 FY11

Source: Nielsen, value share, total coffee market incl. instant, total tea market

Why We Still Have a 50% Market Share

• Strong Brands

• High Loyalty

• Social Connectivity

Douwe Egberts is the Fourth Strongest

Brand in the Netherlands

Brand Asset™ Valuator 2011

1. Google

2. IKEA

3. Coca-Cola

^4. Douwe Egberts _

5. Eftellng

6. Albert Heijn

7. Marktplaats,nl

8. Philips

9. Bol.com

10.	Microsoft

Douwe Egberts is the Third Most Sold Brand in Retail

*1 Campina

*2

Marlboro

*3 Douwe Egberts

*4

Coca-Cola

*5

Heineken

#27 Nescafe

#43 Pickwick

Source: GfK, supermarket sales in the Netherlands € mln

147

We Have a Strong Savings Program that Has Driven Loyalty Since 1924

• Loyalty points on all DE and Pickwick products

• 65% of Dutch households collect our loyalty points

• Points can be reimbursed for coffee & tea related products

148

Consumers Visit our Shops to Collect Gifts

75% of all points redeemed

People collect their gifts at our 13 stores

Result: 550,000 qualitative consumer contacts per year

Website www.de.nl takes 11% of total gifts

149

Our Consumers are Very Loyal

150

Loyalty %

51

56

46

23

31

32

Coca Cola

Pepsi

Heineken

Grolsch

Source: GfK

Participation is a Cornerstone of

Douwe Egberts

• Douwe Egberts Neighbors’ day connects communities

• Brings people together to activate their neighborhood

• 1.3 mln participants

• Sales up 6% vs last year

• Sponsorship at large events

• 150,000 youngsters

• 300,000 cups of coffee sold

23

2011 Changing Course

Strategic Decision to Bring Back Growth

• Change Culture

• Focus on value added offerings and innovation

• Premiumization

• Increase marketing support

25

Major Turnaround in Culture

• Full replacement of Dutch leadership team

• Inject sense of urgency, accountability and entrepreneurship in the team

• Focus on profitable growth and market share

Innovate Tea: Introduced Spices Segment

• Developed a new premium tea segment

with a surprising taste • Launch date: October 2011

Results:

• Total market share 9.3% for new Pickwick segment

• 2.9% market share new variants only

Source: Nielsen, week 4 CY12

Launched Dutch Blend

• Premium Black Tea, co-created with consumers

• Launch date: October 2010 Results:

• Black tea segment +4.1% m.s.

• Total tea market +1.3% m.s.

Source: Nielsen, week 4 CY12

Coffee: Launched Portioned Espresso

New retail segment

• Launch date: April 2011 Results:

• Awareness 77%

• Market share 5.5% in Single Serve segment in one year

Source: Nielsen, week 4 CY12

100% ARABICA

10

CAPSULES

Introduced a New Senseo Fresh Milk-Based Machine

New Senseo innovation with fresh milk compartment in machine to make cappuccino

• Launch date: November 2011

Results:

• Total machine sales December 2011 + 50% vs. 2010

158

Source: Company data

Premiumized Coffee: Douwe Egberts Beans

• Beans is the fastest growing segment: +54% vs LY

• Premium Douwe Egberts beans, specially selected for the true coffee connoisseur

• +20% cons, price difference

• Activation date: December 2011

Source: Nielsen and Company data

159

Strengthened Category Leadership

• Introduced shopper marketing into the company

• We increased category leadership in the 4 main retailers

• To work jointly in driving category growth

160

Rejuvenate DE Cafe’s

• 25 DE cafe’s

• Use cafe’s to activate innovations

• Restyle in line with new brand image

• Rollout in mainstream areas

Acquired

• 35 cafe’s

• Connect with early coffee adopters

• Use as laboratory for new coffee experiences

• Leverage knowledge base for new innovations and customer insights

Company

Coffee

Initial Signs of Recovery

Coffee

Tea

FY08 FY09 FY10 FY11 FY12 FY12 FY08 FY09 FY10 FY11 FY12 FY12

Ql Q2 Ql Q2

Source:Nielsen, value share, total coffee market incl. instant, total tea market

52.7%

51.3% _ 50.1%

48.6% 48.6% 48.8%

58.5%

55.0% 53% 5290/o 53.3%

2012: The Year of Acceleration

Our Strategic Objectives

• Become the launch platform for all product innovations

• Become the preferred supplier for 100% of the trade

• Utilize our unique loyalty system to create a one-on-one relationship with our consumers

• Use the coffee cafe’s as an innovation laboratory

39

March April Sept Oct

2012 2012 2012 2012

Brazil: Focus on Profitable Growth

Dantes Hurtado GM Brazil

Dantes Hurtado

*	Nationality Brazilian

Current Position GM Brazil (2003)

Previous Experience Best Foods—2 yrs Philip Morris—3 yrs Unilever—24 yrs

Brazil is Five Countries in One

North Pop.: 16 mln $6,960/capita,

West Pop.: 14 mln $13,910/capita

Northeast Pop.: 78 mln $6,690/capita

SP AND RIO * Pop.: 58 mln $16,150/capita

! South Pop.: 28 mln $12,460/ca pita

4,400 km

Source: IBGE 2010 Census and Company Estimates

Sao Paulo and Rio are 44% of the Economy

North

Northeast

SP&Rio

South

Source: IBGE 2010 Census and Company Estimates

West

The Brazilian Coffee Market

USA Germany Brazil Japan Russia France

Brazil is the Third Largest Coffee Market

$bn

9.1

6.9

6.6

5.4

4.1

3.5

Source: Euromonitor 2011

Growing Steadily

Coffee Consumption (billions of cups)

98

165

236

CAGR+3.6%

1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010

Source: ABIC 2011

With Potential for Further Growth

Daily cups per consumer

Source: Company analysis based on U&A, Euromonitor, ABIC and company estimates

8.3

7.0

6.2

“ 5.0

4.5

? 4.1 4.0

3.8 3.6

Li 3.3. 3.1

2.8 2.7 2.6 2.5 2.5

Coffee is Part of our Daily Routine

• 95% of people drink coffee

• Children drink coffee with milk from the age of 3

• 40% of total coffee is consumed during breakfast

• 50% with milk

• 91% with sugar

Source: U&A study

We Drink Mainly Roast and Ground

Instant Beans

Single Serve

Roast & Ground

Source: Nielsen 2011, retail sales value

Roast and Ground is Premiumizing

Premium 6.70 11% +22%

Mainstream 5.20 83% +1%

Economy 4.40 6% (33)%

Source: Nielsen 2011, R&G coffee value share

Four Large Players and Many Locals

Other

(1,200 players)

Source: Nielsen 2011, Retail value share

Leaders are Geographically Focussed

Source: Nielsen 2011, total coffee value share

SP and Rio South and SP Northeast and

Metro Inland Others

(46%) 21% 9%

20% 7% 28%)

12% (19%) 2%

4% 10% 5%

Brazil

MASTER

BLENDERS

Our Brand Portfolio

Source: Company data

182

Do Ponto Others

Caboclo

Damasco

Moka

Pilao

Pilao is the Biggest Coffee Brand in Brazil

• The strong coffee of Brazil1

15% national share (40% in SP and Rio)

55% top of mind

47% loyalty

10% premium price

PIIAO

O Cafe Forte

Caboclo: Tradition and Heritage

• The country flavor in your home’

• 5th largest brand

• 7-8% in Sao Paulo and South

• Since 1930

Damasco: A Valuable Acquisition

• Acquired November 2010

• To strengthen the presence in the South

• Leader in Parana state (40% of the South)

• 10% premium price

• OOH presence

Presence Across Regions and Segments

SP and Rio SP Inland and Northeast and

Metro South Other

Premium

Mainstream

Economy

State of the Art Factory in Jundiai

• Operating since 2006

• One of the largest coffee factories in the world

• 135,000 tons/year

• High technology equipment

• ISO 14.000 certified

• Process will be carbon neutral as of Apr’12

100

110

126

127

135

Organic: +4%

With acquisitions: +8%

Our Sales are Growing

FY07 FY08 FY09 FY10 FY11

Source: Company data, in BRL, indexed, based on US GAAP

Our Mainstream is Growing

Net Sales

Premium

Mainstream

Economy

FY07 FY08 FY09 FY10 FY11

31% 27% 28% 27% 24%

Note: Acquisitions excluded

Source: Company data, in BRL, based on US GAAP

65%

69%

69%

70%

74%

Our Strategy

Focus growth on Sao Paulo and Rio Metro Maintain position in the rest of the country

Sao Paulo and Rio Metro are the Most Affluent Areas

• Highest income region

• Population 32 mln, with 40% AB class

• Higher prices than average (111 Rio, 102 SP)

• Pilao grew 2x faster than the market over the last 3 years

191

• 50% of our sales

• Higher margins

Sao Paulo and Rio Metro are Important and Profitable for us

SP and Rio SP Inland Northeast

Metro and South and Others

GP index 100 88 65

Strategy for Sao Paulo and Rio Metro

• Fortify the Economy range

• Launch value added propositions and premiumize

• Innovate, starting with Senseo

• Extend presence in Out of Home

• Take trade to the next level

Fortify the Economy Range

• Position range correctly against price competition

• Rebuild distribution

• Get fair share of shelf space

Started Launching Value Added Line

Extensions

Mild and more aromatic Ideal for the summer season Launched October 2009

Intense and extra-dark Strengthens brand positioning ‘The strong coffee of Brazil’ Launched March 2010

Innovation: SP and Rio, the Perfect Region for Senseo

• Single Serve starting to emerge

• Nespresso and Dolce Gusto already launched

• 4.4 mln high income households (Sao Paulo and Rio metro)

• Smaller (3.3 persons/HH) family size seeking convenience

196

Senseo: Full Roll-Out in 2013

Encouraging market test results

• 62,000 machines during test period

• 56% “definitely buy” intention

• High output per machine

• Capturing critical breakfast consumption

• Price/cup 9x higher than regular coffee

Extend Presence in OOH

• Three pillars:

• Liquid roast

• Espresso operating servic

• Branding

• Drinking experience

• Selective M&A

Liquid Roast as our Entry Point

- **Pilão Cafitesse in leading hotels**



PILÃO
Cafitesse

FASANO

UNIQUE

SOFITEL
LUXURY HOTELS
GUARUJÁ JEQUITIMAR

AHI
ATLANTICA
HOTELS INTERNATIONAL

Sol Meliá
HOTELS & RESORTS

Radisson

Pestana
HOTELS & RESORTS

ibis
HOTEL

HYATT

NOVOTEL

ESTANPLAZA

GOLDEN TULIP
HOTELS · SUITES · RESORTS

33

Building Pilao Presence in Padarias

• Espresso in 156 padarias

Building Pilao Presence in Coffee Shops

• 91 coffee shops

Taking Trade Management to the Next Level

• From ‘category captain” to ‘shopper marketing expert7 at WalMart, Carrefour and Casino

• Leverage our Cash & Carry position to expand national distribution

• Perfect store program

‘A Perfect Store’

Like France in 2000

We are.

• refreshing and premiumizing our R&G base

• launching Senseo

• building strong trade partnerships

. while developing an OOH presence

Australia: An Instant Success Story

Lara Brans GM Australia

Nationality Dutch

Current Position GM Australia (2007)

Previous Experience Sara Lee -10 yrs VODW Marketing—6 yrs

206

Lara Brans

Our Instant Success Story ‘Down Under’

• Coffee market

• Our business & brands

• Growth strategy

• Our results

Facts About Australia

22.8 mln citizens

8.6 mln households

2.6 persons per household

Moderate Coffee Consumption

Daily cups per consumer

Source: Company analysis based on U&A, Euromonitor, ABIC and company estimates

Mainly an Instant Coffee Market

Source: Aztec Scan Data 2011

210

81%

19%

A Unique Coffee Culture

• In home:

• 55% of coffee consumption is in the morning

• 83% drink coffee with milk and 67% with sugar

Source: Company data

A Unique Coffee Culture

• Out of Home:

• Emerging boutique coffee cafe’s

A Growing Coffee Market

2005 2006 2007 2008 2009 2010 2011

Source: Aztec Scan Data Jan 2012, AUD mln

573

652

693

767

835

835

868

CAGR~

A Concentrated Branded Market

Source: Aztec Scan Data Jan 2012, Value Shares

Cantarella Group

Nestle

Other

PL

The Instant Market is Premiumizing

Avg. CAGR

% market

Price/cup 2002—2011

Single serve mixes $ 0.37 25% +24.8%

Premium $0.16 35% +11.7%

Mainstream $0.10 34% (0.3)%

Economy $0.06 6% (6.3)%

Source: Aztec Scan Data Jan 2012, AUD

Australia

MASTER

BLENDERS

Harris: our Mainstream R&G Brand

from Down Under

• 12% of sales

• 17% market share R&G

• Australian heritage

• Locally roasted

• Over 128 years old

Source: Company data, Aztec Scan Data Jan 2012

Moccona: the Premium Instant Brand

from Europe

• 88% of sales

• 29% instant market share

• European heritage

• Iconic jar

• 10% price premium

• Imported from NL

• High loyalty 52%

Source: Aztec Scan Data Jan 2012, Company data

218

We were a Small Player 11 Years ago

• Nescafe market leader

• Little differentiation and variety in market

• Mainly lower quality coffees

• Moccona offered two qualities: mainstream and premium

Source: Aztec Scan Data Jan 2012, Moccona value share of the instant market CY99

Our Growth Strategy: Drive Value and Increase Margins

• Premiumization

• Focus on better quality coffee

• Value growth

• Margin focus

• Trading consumers up in $/cup

We Extended and Premiumized

our Portfolio

Base range

“Every Day Classic”

AUD 14 cts/cup 3 variants

We Extended and Premiumized

our Portfolio

Base Inspirations

range range

AUD 14 cts/cup AUD 15 cts/cup 3 variants 3 variants

“Every Day Classic”

“Escape”

We Extended and Premiumized

our Portfolio

Base Inspirations Gourmet

range range range

AUD 14 cts/cup AUD 15 cts/cup AUD 21 cts/cup 3 variants 3 variants 3 variants

“Every Day Classic”

“Escape”

“Indulgence”

We Extended and Premiumized

our Portfolio

Base Inspirations Gourmet Mixes

range range range range

AUD 14 cts/cup AUD 15 cts/cup AUD 21 cts/cup AUD 51 cts/cup 3 variants 3 variants 3 variants 11 variants

“Every Day Classic”

“Escape”

“Indulgence”

“Your Moment”

We Built Strong Trade Relationships

• Effective pricing & promotional management

• Thorough promotional analysis

• Established partnerships with top 3 customers, driving growth via joint customer plans coles

Woolworths

We Claimed Category Captain Position

• Credible coffee experts across all segments

Leverage on premium brand positioning

Extensive shopper insights translated into shelf navigation tools and displays

226

We Build Very Consistent Brand Positioning

• 1989: Rolls

• 2009: Cinderella

• 2012: Key

Our Results

Double-Digit Top-line Growth with Consistent High Margins

FY06 FY07 FY08 FY09 FY10 FY11

Source: Company data, indexed sales, based on US GAAP

100

116

124

147

160

171

CAGK ,__+11.3%^

Growth Through Premiumization

100

116

124

147

160

171

Premium

Mainstream

FY06 FY07 FY08 FY09 FY10 FY11

Source: Company data, indexed sales, based on US GAAP

Strong Market Share Development

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Source: Aztec Scan Data Jan 2012, value shares

13%”

23%

The Way Forward

Keep Momentum Going

• Keep leadership in premium instant

• Continue to add local & global innovations

• Continue to claim category captainship as coffee expert

Extend Premiumization into R&G

Extend into upper premium R&G

• Launch of our OOH Piazza d’Oro cafe brand into Retail

Leverage OOH & Retail

SERVED IN ALL GOOD CAFES.

AND NOW IN ALL GOOD HOMES

Notes

Notes

Notes

Notes

Michel Cup

Nationality

Dutch

Current Position

CFO (2011)

Previous Experience

Provimi – 1 yrs

Akzo Nobel – 2 yrs

Numico – 8 yrs

Deloitte – 6 yrs

Disclaimer

DE International Holdings B.V. has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for the offering to whichthis communication relates. You should read the prospectus in that registration statement and other documents DE International Holdings B.V. has filed with the SEC for more complete information about DE International Holdings B.V. and this offering. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. Alternatively, you can obtain a copy of the prospectus by writing to DE International Holdings at: DE International Holdings, Attn: Investor Relations, Vleutensevaart 100, Utrecht, 3532 AD, The Netherlands or by sending an email to coffeeteaco@saralee.com.

These materials do not constitute an offer to acquire securities or a prospectus within the meaning of the Dutch Financial Markets Supervision Act (Wet op het financial toezicht). In connection with the admission to trading on NYSE Euronext in Amsterdam, a prospectus approved by the Netherlands Authority for the Financial Markets (Stichting Autoriteit Financiële Markten or “AFM”) will be made generally available in The Netherlands. Any investor should make his investment decision solely on the basis of the information contained in the prospectus. When made generally available, copies of the AFM approved prospectus may be obtained at no cost by writing to DE International Holdings at: DE International Holdings, Attn: Investor Relations, Vleutensevaart 100, Utrecht, 3532 AD, The Netherlands or by sending an email to coffeeteaco@saralee.com.

Some of the information presented herein contains forward looking statements. All statements other than statements of historical fact regarding our business, financial condition, results of operations and certain of our plans, objectives, assumptions, projections, expectations or beliefs with respect to these items and statements regarding other future events or prospects, are forward looking statements. These statements include, without limitation, those concerning: the anticipated costs and benefits of restructuring actions taken to prepare for the separation; our ability to complete the separation; the timetable for completion of the separation; the expected benefits of the separation; CoffeeCo’s ability to declare and pay the CoffeeCo Special Dividend; our access to credit markets; and the funding of pension plans. These statements may be preceded by terms such as “expects,” “anticipates,” “projects” or “believes.”

In addition, this presentation may include forward looking statements relating to our potential exposure to various types of market risks, such as commodity price risks, foreign exchange rate risks, interest rate risks and other risks related to financial assets and liabilities. We have based these forward looking statements on our management’s current view with respect to future events and financial performance. These forward looking statements are based on currently available competitive, financial and economic data, as well as management’s views and assumptions regarding future events, and are inherently uncertain. Although we believe that the estimates reflected in the forward looking statements are reasonable, such estimates may prove to be incorrect. By their nature, forward looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by these forward looking statements. These factors include, among other things, those listed in the section of the prospectus entitled “Risk Factors.”

We urge you to read the sections of the prospectus entitled “Risk Factors,” “Operating and Financial Review,” “Industry Overview” and “Business” for a discussion of the factors that could affect our future performance and the industry in which we operate. Additionally, new risk factors can emerge from time to time, and it is not possible for us to predict all such risk factors. Given these risks and uncertainties, you should not place undue reliance on forward looking statements as a prediction of actual results.

All forward looking statements included herein are based on information available to us on the date of this presentation. We undertake no obligation to update publicly or revise any forward looking statement in this presentation, whether as a result of new information, future events or otherwise, except as may be required by applicable law. All subsequent written and oral forward looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained throughout the prospectus.

Ready to Operate Stand Alone

Teams in place

Systems separated

Started to simplify processes

Stand alone financials prepared

Financial Reporting Objectives

Transparency

Comparability

Minimize volatility

Understanding the Carve Out

Understanding the Carve Out

1. Impact stand alone reporting

2. Conversion to IFRS Main Impacts

3. Minimize the volatility of adjusted EBIT

1. Impact Stand Alone Reporting

• Carve out financials reflect the ongoing business

• A portion of Sara Lee corporate unallocated costs included

• Inherited liabilities reflected on the Balance Sheet

2. Conversion to IFRS

Main Impacts

• Pensions:

• Reset actuarial gains/losses to zero within equity

• Future actuarial gain/losses remain in equity

• Impact of asset ceiling test reflected in equity

• Currency Translation Adjustments zero as of transition date

3. Minimize the Volatility

of Adjusted EBIT

• Reclassification from adjusted EBIT to financial income and expense:

Pension interest costs and expected return on pension assets

Mark to market of currency derivatives on raw material purchases

No impact on net result or cash flow

3. Minimize the Volatility of Adjusted EBIT

Gains/(losses) reflected in the reported segment

results by Sara Lee:

(€mln) FY 2009 FY 2010 FY 2011

Pension interest costs and expected return on pension assets 5 6 17

Mark to market of currency derivatives on raw material purchases (6) 23 (33)

(1)	30 (16)

Carve Out Financials Explained – FY 2011

Reported segment results by Sara Lee € 358 mln *) € 16 mln

3. Minimize the volatility of adjusted EBIT

Pensions (€ (17) mln)

Mark to market (€ 33 mln)

*) Equivalent of $ 489 mln as reported in full year earnings release Sara Lee

2. Conversion to IFRS € 8 mln € (19) mln

1. Impact stand alone reporting

Allocated Sara Lee corporate costs (€ (25) mln)

Impact unrealized commodity derivatives (€ 6 mln)

Adjusted EBIT IFRS as reported in F 1 € 363 mln

Comparable Baseline FY 2011

Comparable Baseline FY 2011

• Stranded costs

• Related to divestments H&BC and Bakery prior to spin

• Annualized € 30 mln*

• Partially reflected in the first half 2012 results of Coffee & Tea Segment by Sara Lee

• Actions implemented to phase out

* Previous Sara Lee guidance of total Sara Lee stranded costs ($ 50 60 mln) included approximately € 20 mln for Coffee & Tea Segment

Comparable Baseline FY 2011

• Additional non allocated corporate overhead costs

• Needed to operate as stand alone public company

• Annualized € 10 mln

• Total non allocated corporate overhead costs for

DE Master Blenders expected to be € 43 mln

annualized after spin*

*	2011 non allocated corporate overhead costs for DE Master Blenders € 33 mln

Financial Impact

Comparable Baseline FY 2011

Adjusted EBIT IFRS as reported in F 1 € 363 mln

€ Stranded costs (30) mln

Additional non allocated corporate overhead € (10) mln

Baseline adjusted EBIT DE Master Blenders € 323 mln

14.0%

12.3%

Going Forward EBIT Margins Will Return to Historical Levels

Mid-term target:

Adj. EBIT Margin

15% - 17%

The Financials Explained

Three Business Segments

Netherlands, Belgium, France, Denmark,

Greece, Germany, UK, Spain

Brazil, Hungary, Czech Republic, Poland,

Australia, Thailand and Russia Global

Retail Western Europe

Retail Rest of World Out of Home

Corporate overhead costs

Green coffee export 3rd parties

Green Coffee Export will be

Limited to a Minimum Going Forward

• Non strategic; ancillary to the business

• Profitability driven by tax benefits,

ended January 1, 2012

FY 2011 Explained

(€mln) FY 2011

Net sales 2,602

like for like growth*) 10.1%

Gross profit 985

as a % of sales 37.9%

A&P (138)

as a % of sales (5.3%)

Other usual SG&A (484)

as a % of sales (18.6%)

Adjusted EBIT 363

Adj. EBIT margin 14.0%

*) Calculated at a constant exchange rate and adjusted to eliminate the 53rd week and acquisitions during the period

Financials FY 2009 – FY 2011

(€mln) FY 2009 FY 2010 FY 2011

Net sales 2,235 2,315 2,602

like for like growth N/A (0.9%) 10.1%

Gross profit 901 969 985

as a % of sales 40.3% 41.9% 37.9%

A&P (118) (132) (138)

as a % of sales (5.3%) (5.7%) (5.3%)

Other usual SG&A (428) (466) (484)

as a % of sales (19.1%) (20.2%) (18.6%)

Adjusted EBIT 355 371 363

Adj. EBIT margin 15.9% 16.0% 14.0%

Top Line Growth FY 2011 Driven by

Pricing and Green Coffee Export Business

• Pricing +6.5%

• Export +4.3%

Like for like

growth

10.1%

• Mix/Volume/Other (0.7%)

Increased Commodity Prices not Fully

Compensated by Pricing

• Pricing € 143 mln

• Commodities € (182) mln

• Mix/Volume/Other € 55 mln

GP growth

€ 16 mln

Performance by Segment – FY 2011

(€mln) Retail WE Retail RoW OOH Non

Allocated* Total

Net sales 1,125 655 634 187 2,602

Reported growth 6.8% 15.0% 3.4% N/A 12.4%

Adjusted EBIT 218 51 110 (16) 363

Adj. EBIT margin 19.4% 7.8% 17.3% N/A 14.0%

*Includes non allocated corporate overhead costs of € 33 mln

Adjusted EBIT Margin per Segment

FY 2009 FY 2010 FY 2011

Retail Western Europe 24.5% 24.0% 19.4%

Retail Rest of World 3.8% 7.2% 7.8%

Out of Home 16.8% 17.7% 17.3%

Total 15.9% 16.0% 14.0%

• WE: strong margins; FY 2011 commodities not yet fully offset

• RoW: margins low but trending up despite commodity prices

• OOH: solid performance despite market challenges

Our Way Forward

Value Drivers – Net Sales

Net sales

• Innovations

• Product and country mix

• Trade spend optimization

• Volume growth

Investments Needed to Deliver Growth

FY 2013/2014

4% 5%

FY 2015

3% 4%

Capex as a % of sales

Value Drivers – Gross Profit

Gross profit

• Premiumization

• Product and country mix

• Strategic pricing

• Fit 4 Growth – cost savings

Managing Gross Profit

• Pricing

• Innovation and shift towards higher margin products

• Centralized risk management

• Hedging coffee prices

Gross Profit

Fit 4 Growth – € 40 mln Savings

Blend 0 – 25 mln

Optimization

Optimize Supply

Chain

€ 15 – 20 mln

The investments needed to realize these savings are included in the Capex guidance

Value Drivers A&P and

Other Usual SG&A

A&P

• Increase A&P spend in retail

• Increase effectiveness A&P spend

Other usual

SG&A

• Fit 4 Growth – cost savings

• Simplification

Other Usual SG&A

Fit 4 Growth – € 25 mln Savings

€ 20 – 30 mln

IT Optimization

Streamline

Organization

By FY 2015

DE Master Blenders will not incur any additional costs to realize these savings

Overview Value Drivers

Net sales

• Innovations

• Product and country mix

• Trade spend optimization

• Volume growth

Gross profit

• Premiumization

• Product and country mix

• Strategic pricing

• Fit 4 Growth cost savings

A&P

Other usual

SG&A

• Fit 4 Growth cost savings

• Simplification

Virtuous Circle of Growth

Going Forward Sustainable Profitable Growth

Mid-term targets:

Net Sales Growth 5%—7%

Adj. EBIT Margin 15%—17%

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Effective Tax Rate

ETR stated in the IFRS financial statements impacted by carve out accounting

Initiatives started to optimize ETR on a stand-alone basis:

Mitigate repatriation tax

Implement new business model

Guidance on ETR FY2013 will follow after spin

ETR FY 2014/2015: ~25%

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Significant Cash Opportunities in Operating Working Capital

As a % of sales

FY 2009 15.7%

FY 2010 16.7%

FY 2011 18.3%

Target FY 2015: ~10%

Target: ~5%

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Significant Financial Flexibility to Grow the Business

Intended levels at separation

Gross Debt

€ 550 mln

Net Debt

€ 400 mln

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Dividend Policy

Dividend policy is determined by DE Master Blenders growth profile

Intention is to reach a dividend pay-out ratio of around 30% in the medium term

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Conclusions

Transformation

FROM TO

Managed for profit

Profitable growth

Limited focus on cash

Cash management

Strong assets underutilized

Unlock their full potential

Complex structures and processes

Simplification

43

Solid Financial Platform to Support our Growth

Profit & Loss

Sales growth mid-term: 5% - 7%

Adj. EBIT margin mid-term: 15% - 17%

Cash flow

Capex FY 2013/2014: 4% - 5%

Capex FY 2015: 3% - 4%

OWC FY 2015: 10% of sales

ETR FY 2014/2015: ~25%

Balance Sheet

Intended net debt as of spin: €400 mln

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Notes

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Notes

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Notes

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Notes

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